UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2007
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Morlex, Inc.
(Exact name of registrant as specified in its charter)
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Colorado	000-30144	84-1028977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 Pierce Lane
Norwich, Vermont 05055
_____________________________________________
(Address of principal executive offices and Zip Code)

(802) 649-2299
_____________________________________________
(Registrant’s telephone number, including area code)

None.
_____________________________________________
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 27, 2007, each of Helaine Kaplan, the mother of Michelle Kaplan, one of the directors of Morlex, Inc. (the “Company”) and Michael Miller, the Company’s President, Secretary and director, loaned the Company $3,000. The Company issued promissory notes (each a “Note” and together, the “Notes”) to Ms. Kaplan and Mr. Miller, pursuant to which the principal amounts thereunder shall accrue interest at an annual rate of 8.25%, and such principal and all accrued interest shall be due and payable on or before the earlier of (i) the first anniversary of the date of the Note or (ii) the date the Company consummates a merger or other business combination with an operating business or any other event pursuant to which the Company ceases to be a “shell company,” as defined by Rule 12b-2 under the Securities Exchange Act of 1934, as amended and a “blank check company,” as defined by Rule 419 of the Securities Act of 1933, as amended (the “Maturity Date”).

Under the Notes, it shall be deemed an “Event of Default” if the Company shall: (i) fail to pay the entire principal amount of the Note when due and payable, (ii) admit in writing its inability to pay any of its monetary obligations under the Note, (iii) make a general assignment of its assets for the benefit of creditors, or (iv) allow any proceeding to be instituted by or against it seeking relief from or by creditors, including, without limitation, any bankruptcy proceedings. In the event that an Event of Default has occurred, Ms. Kaplan or Mr. Miller or any other holder of the Note may, by notice to the Company, declare the entire Note to be immediately due and payable. In the event that an Event of Default consisting of a voluntary or involuntary bankruptcy filing has occurred, then the entire Note shall automatically become due and payable without any notice or other action by Ms. Kaplan or Mr. Miller. Commencing five days after the occurrence of any Event of Default, the interest rate on the Notes shall accrue at the rate of 18% per annum.

Copies of the Notes are attached hereto as Exhibits 4.1 and 4.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits: The following exhibits are filed as part of this report:

Exhibit Number	Description

4.1	Promissory Note issued by Morlex, Inc. to Helaine Kaplan, dated November 27, 2007

4.2	Promissory Note issued by Morlex, Inc. to Michael Miller, dated November 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2007	MORLEX, INC.

By: /s/ Michael Miller
Name: Michael Miller
Title: President